Sub-Item 77Q1(e): Copies of Any New or Amended Investment Advisory Contracts Amended Annex A dated June 13, 2013 to the Management Agreement dated
April 30, 1997 between Registrant, Goldman Sachs Asset Management,
Goldman Sachs Fund Management L.P. and Goldman Sachs Asset Management International is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 364 to the Registrant s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on August 16, 2013 (Accession No. 0001193125-13-338246).